UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report : June 26, 2025

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2025, The Kroger Co. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders elected ten directors to serve until the annual meeting in 2026, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2025; rejected a shareholder proposal regarding a report on discarded cigarette pollution; rejected a shareholder proposal regarding a report on adopting a third-party mandated framework on U.S. farmers; and rejected a shareholder proposal reading a report on safeguarding the privacy of consumer health data.

The final results are as follows:

Director Election Proposal	For	Against	Broker Non-Votes
Nora A. Aufreiter	510,182,068	8,015,249	66,809,063
Kevin M. Brown	510,572,737	7,776,405	66,809,063
Elaine L. Chao	491,861,666	25,982,845	66,809,063
Anne Gates	487,929,744	29,026,344	66,809,063
Karen M. Hoguet	511,588,822	6,428,356	66,809,063
Clyde R. Moore	469,534,947	48,330,540	66,809,063
Ronald L. Sargent	455,468,280	63,106,723	66,809,063
J. Amanda Sourry Knox	512,945,377	4,998,351	66,809,063
Mark S. Sutton	495,099,132	23,225,073	66,809,063
Ashok Vemuri	511,101,255	6,678,991	66,809,063

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	479,422,891	37,724,712	2,810,153	66,809,063
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2025	538,041,379	46,621,553	2,103,887
Shareholder proposal regarding a Report on discarded cigarette pollution	47,449,866	466,884,167	5,623,723	66,809,063
Shareholder proposal regarding a report on adopting a third-party mandated framework on U.S. farmers	77,187,990	437,610,482	5,159,284	66,809,063
Shareholder proposal regarding report on safeguarding the privacy of consumer health data	72,180,021	441,445,598	6,332,137	66,809,063

Item 7.01    Regulation FD Disclosure

During the Company’s 2025 virtual Annual Meeting of Shareholders, the audio webcast experienced technical difficulties which caused the audio on the webcast to cut out during the final question of the Q&A portion of the meeting. As a result, no one heard the Company’s response to the final question. Attached to this Form 8-K as Exhibit 99.1, is the final shareholder question submitted during the meeting along with the response from the Company.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Question asked during 2025 Annual Meeting of Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 27, 2025	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Executive Vice President, Secretary and General Counsel